UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Income Fund

(NYSE: ACG)

June 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2014. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objective and Policies

The investment objective of the Fund is high current income consistent with preservation of capital.

The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund’s Board previously approved, and submitted for shareholder approval at the Fund’s Annual Meeting of Stockholders on March 27, 2014 (the “March 27 Meeting”), a proposal to eliminate the Fund’s fundamental policy to invest at least 65% of its assets in U.S. government securities and repurchase agreements relating to such securities (the “Proposal”). The Board also approved changes to certain non-fundamental policies of the Fund, including eliminating a policy limiting investments in foreign government securities to 35% of the Fund’s assets, whose effectiveness were contingent upon stockholder approval of the Proposal. Details including the rationale for the changes in investment policies are set forth in the Fund’s Proxy Statement dated February 20, 2014. At the March 27 Meeting, the stockholders did not approve the Proposal and accordingly the investment policies remain unchanged.

The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 65-67.

Share Repurchase Program

On June 25, 2014, the Fund announced that its Board of Directors had authorized the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Fund stockholders by the repurchase of Fund shares at a discount to their net asset value. Such repurchases may moderate the discount at which the Fund’s shares currently trade. Repurchases will be made from time to time when they are believed to be in the best interests of the Fund.

The Board of Directors authorized the share repurchase program upon the

ALLIANCEBERNSTEIN INCOME FUND •	1

recommendation of the Fund’s investment adviser, AllianceBernstein L.P., after concluding that repurchases of Fund shares at a discount to their net asset value may at times represent attractive investment opportunities for the Fund.

There is no assurance that the Fund will repurchase its shares at any specific discount level or in any specific amounts, or that the market price of the Fund’s shares, either absolutely or relative to their net asset value, will increase as a result of any share repurchases.

Through August 15, 2014, the Fund had repurchased 2,881,000 of its shares of common stock in open market transactions (approximately 1.19% of its outstanding shares as of June 25, 2014).

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays U.S. Aggregate Bond Index, for the six- and 12-month periods ended June 30, 2014.

The Fund outperformed its benchmark for both periods; sector and security selection contributed positively for both periods, while currency exposure detracted. Within sector allocation, exposure to high-yield, emerging-market corporates and non-agency mortgages contributed positively for both periods. Exposure to bank loans also contributed for the 12-month period. Offsetting some of those gains for both periods was an underweight allocation to investment-grade corporates and overweight to U.S. Treasuries. Security selection within the Fund’s investment-grade corporate holdings contributed for both periods, along with selection within the Fund’s commercial mortgage-backed securities (“CMBS”) holdings.

For both periods, interest rate swaps and Treasury futures were utilized to manage overall interest rate risk and yield curve positioning. For the six-month period, yield curve positioning was a substantive positive contributor due to the Fund’s overweight in the 10-year area of the yield curve, where interest rates declined. For the 12-month period, overall yield curve positioning was a modest positive as an overweight in the 10-year area of the curve was partially offset by underweights in shorter and longer maturities.

The Fund also utilized currency forwards during both periods for hedging and investment purposes to manage the Fund’s currency exposure; overall currency positioning detracted for both periods. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities; leverage contributed positively for both periods, as fixed-income markets provided solid returns. Credit default swaps were used as both a hedge against cash and to gain high-yield exposure, which had an immaterial impact for the six-month period and contributed to returns for the 12-month period. Purchased options for hedging purposes detracted for both periods, while written options for hedging purposes had an immaterial impact during the six-month period and added to returns for the 12-month period.

2	• ALLIANCEBERNSTEIN INCOME FUND

Market Review and Investment Strategy

Early in 2014, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about higher interest rates. Fixed-income markets stabilized however, and bond fund flows turned positive once again as U.S. economic data cooled in the first quarter, blamed mostly on weather events. Geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as sectarian violence in Iraq, contributed to a safe haven rally in U.S. Treasuries. Interest rates actually declined, which was contrary to expectations at the beginning of the six-month period ended June 30, 2014. Further easing by the European Central Bank (the “ECB”), as inflation fell below target levels, also helped anchor U.S. yields.

Markets remained heavily focused on central bank actions, with hints of divergence among developed markets appearing late in the period. In response to low inflation, the ECB exceeded market expectations by implementing a negative deposit rate, announcing targeted long-term refinancing operations and discussing targeted quantitative easing through asset-backed securities. Despite stronger labor market data and a modest uptick in inflation, Fed Chair Janet Yellen reiterated that U.S. interest rates would stay relatively low. Conversely, the Bank of England surprised markets when Governor Mark Carney made comments suggesting that as markets recover, a rate hike could come sooner than expected, causing the front end of the UK curve to sell off dramatically.

Fixed-income sectors benefited from the general decline in yields as all major U.S. fixed-income sectors posted positive returns with non-government sectors outperforming. Corporate sectors, both investment-grade and high-yield, posted the strongest returns as corporate spreads continued to compress, and corporate fundamentals, as well as earnings, remained favorable.

The Fund continues to be positioned for yield although its earning power is impacted by the current low level of market interest rates. The Fund remains overweight high-yield corporates to help achieve income. The Fund’s yield curve positioning remains concentrated in 10-year maturities, where the U.S. yield curve is steepest. Within the Fund, notable underweight positions in agency mortgages were held, where the Fund’s investment management team views valuations to be stretched, and the Fed poised to taper purchases. The Fund remains overweight asset-backed securities and CMBS, where fundamentals remain favorable. Within the Fund’s investment-grade corporate allocation, financials are still favored over industrials due to their better fundamentals. Within financials, subordinated debt (banks and insurance in Europe and the U.S.) is favored over senior debt.

ALLIANCEBERNSTEIN INCOME FUND •	3

DISCLOSURES AND RISKS

AllianceBernstein Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 71-72.

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through engaging in reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	6.50%	7.18%

Barclays U.S. Aggregate Bond Index	3.93%	4.37%

The Fund’s market price per share on June 30, 2014 was $7.52. The Fund’s NAV price per share on June 30, 2014 was $8.42. For additional Financial Highlights, please see pages 69-70.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,045.1

*	All data are as of June 30, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).“Other” security type weightings represent 0.5% or less in the following types: Common Stocks, Emerging Markets—Sovereigns, Governments—Sovereign Agencies, Options Purchased—Calls and Whole Loan Trusts.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

*	All data are as of June 30, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Australia, Barbados, Belgium, Chile, China, Colombia, Dominican Republic, El Salvador, Guatemala, India, Italy, Jamaica, Japan, Kenya, Morocco, Netherlands, Norway, Pakistan, Portugal, Russia, Singapore, South Africa, Spain, Sri Lanka, Turkey and Venezuela.

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 90.1%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	19,288	$8,443,307

United States – 89.7%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,574,732
6.00%, 2/15/26(a)		333,000	445,075,146
6.375%, 8/15/27(a)		260,000	363,715,560
6.50%, 11/15/26(a)		183,000	256,342,923
8.75%, 8/15/20		39,500	55,229,019
U.S. Treasury Notes 1.125%, 3/31/20		13,000	12,493,208
2.125%, 8/31/20(a)		150,000	151,546,800
2.125%, 8/15/21		21,000	20,986,875
2.625%, 11/15/20(a)		67,250	69,855,938
3.125%, 5/15/21		95,000	101,419,910
3.50%, 5/15/20		27,608	30,185,455
3.625%, 2/15/21(a)(b)(c)		295,000	324,684,375

			1,834,109,941

Total Governments – Treasuries (cost $1,796,910,349)			1,842,553,248

CORPORATES – NON-INVESTMENT GRADES – 15.2%
Industrial – 11.9%
Basic – 1.0%
AK Steel Corp. 7.625%, 5/15/20(a)		847	872,410
ArcelorMittal
5.75%, 8/05/20(a)		2,417	2,598,275
7.25%, 3/01/41		54	57,375
7.50%, 10/15/39		1,376	1,513,600
Arch Coal, Inc. 7.00%, 6/15/19(a)		2,100	1,590,750
Commercial Metals Co. 6.50%, 7/15/17		1,993	2,219,704
7.35%, 8/15/18		2,644	3,027,380
NOVA Chemicals Corp. 5.25%, 8/01/23(d)		2,243	2,450,477
Novelis, Inc./GA 8.75%, 12/15/20		837	929,070
SPCM SA 6.00%, 1/15/22(d)		617	658,648
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,213,750

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TPC Group, Inc. 8.75%, 12/15/20(d)	U.S.$	900	$996,750

			20,128,189

Capital Goods – 1.3%
B/E Aerospace, Inc. 6.875%, 10/01/20		2,000	2,172,500
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(d)		3,205	3,100,837
Bombardier, Inc. 4.75%, 4/15/19(d)		3,450	3,510,375
6.00%, 10/15/22(d)		1,650	1,691,250
Building Materials Corp. of America 7.00%, 2/15/20(d)		635	673,100
7.50%, 3/15/20(d)		2,498	2,660,370
Clean Harbors, Inc. 5.25%, 8/01/20		1,200	1,237,500
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		690	753,825
Sealed Air Corp. 6.875%, 7/15/33(d)		1,486	1,545,440
8.125%, 9/15/19(d)		1,127	1,241,109
8.375%, 9/15/21(d)		1,157	1,324,765
SPX Corp. 6.875%, 9/01/17		2,900	3,262,500
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		1,599	1,794,878
United Rentals North America, Inc. 5.75%, 7/15/18		2,550	2,696,625

			27,665,074

Communications - Media – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		2,079	2,110,185
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		1,312	1,400,560
Series B 6.50%, 11/15/22		3,688	3,973,820
CSC Holdings LLC 6.75%, 11/15/21		5,000	5,500,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		678	714,443
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(d)		3,243	3,348,397
Quebecor Media, Inc. 5.75%, 1/15/23		2,145	2,203,988
Univision Communications, Inc. 5.125%, 5/15/23(d)		3,295	3,488,581

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Videotron Ltd. 5.00%, 7/15/22	U.S.$	2,255	$2,317,012
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	2,201,080
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,629	1,718,595

			28,976,661

Communications - Telecommunications – 1.5%
Altice SA 7.75%, 5/15/22(d)		1,342	1,432,585
Columbus International, Inc. 7.375%, 3/30/21(d)		3,872	4,184,521
Crown Castle International Corp. 4.875%, 4/15/22		2,920	3,018,550
Frontier Communications Corp. 8.125%, 10/01/18		2,000	2,340,000
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,562,095
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,500,726
SBA Telecommunications, Inc. 5.75%, 7/15/20		875	927,500
Sirius XM Radio, Inc. 5.875%, 10/01/20(d)		2,026	2,142,495
Sprint Communications, Inc. 9.00%, 11/15/18(d)		2,065	2,503,812
Sunrise Communications International SA 7.00%, 12/31/17(d)	EUR	1,585	2,284,284
tw telecom holdings, Inc. 6.375%, 9/01/23	U.S.$	1,239	1,409,363
Windstream Corp. 7.50%, 4/01/23		2,000	2,165,000
7.75%, 10/01/21		1,070	1,168,975

			31,639,906

Consumer Cyclical - Automotive – 0.2%
Affinia Group, Inc. 7.75%, 5/01/21		238	250,495
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		3,000	3,555,000
LKQ Corp. 4.75%, 5/15/23		908	895,288

			4,700,783

Consumer Cyclical - Entertainment – 0.2%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	916,690

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time, Inc. 5.75%, 4/15/22(d)	U.S.$	2,285	$2,307,850

			3,224,540

Consumer Cyclical - Other – 0.3%
Choice Hotels International, Inc. 5.75%, 7/01/22		195	209,286
MGM Resorts International 8.625%, 2/01/19		2,145	2,555,231
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27		1,100	1,254,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,294,920

			5,313,437

Consumer Cyclical - Retailers – 0.8%
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		401	437,591
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(d)(e)		1,559	1,562,898
L Brands, Inc. 6.90%, 7/15/17		3,621	4,109,835
Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(d)		2,749	2,845,215
New Look Bondco I PLC 8.375%, 5/14/18(d)		2,000	2,142,600
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,520,000
Toys R US - Delaware, Inc. 7.375%, 9/01/16(a)(d)		2,311	2,126,120

			16,744,259

Consumer Non-Cyclical – 1.7%
Aramark Services, Inc. 5.75%, 3/15/20		1,001	1,058,558
Boparan Finance PLC 9.875%, 4/30/18(a)(d)	GBP	2,400	4,419,930
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(d)	U.S.$	3,286	3,483,160
7.125%, 7/15/20		1,717	1,858,652
HCA Holdings, Inc. 7.75%, 5/15/21		1,700	1,863,625
Holding Medi-Partenaires SAS 7.00%, 5/15/20(d)	EUR	1,750	2,572,689
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(d)	U.S.$	2,000	2,185,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		4,000	4,520,000

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(d)	U.S.$	3,719	$4,132,739
Post Holdings, Inc. 6.00%, 12/15/22(d)		869	886,380
7.375%, 2/15/22		705	762,281
Smithfield Foods, Inc. 5.875%, 8/01/21(d)		2,597	2,746,327
6.625%, 8/15/22		1,678	1,837,410
Valeant Pharmaceuticals International 6.875%, 12/01/18(d)		2,145	2,244,206

			34,570,957

Energy – 1.9%
Antero Resources Finance Corp. 5.375%, 11/01/21		792	821,700
Athlon Holdings LP/Athlon Finance Corp. 7.375%, 4/15/21(d)		4,204	4,582,360
Berry Petroleum Co. LLC 6.375%, 9/15/22		3,107	3,308,955
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		188	201,160
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,800,250
Denbury Resources, Inc. 5.50%, 5/01/22		3,772	3,856,870
Golden Energy Offshore Services AS 9.09%, 5/28/17(f)(g)(h)	NOK	5,000	815,149
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20	U.S.$	2,737	2,846,480
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		2,275	2,383,062
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(d)		2,000	2,060,000
Offshore Group Investment Ltd. 7.125%, 4/01/23		4,656	4,725,840
Rosetta Resources, Inc. 5.875%, 6/01/24		1,322	1,374,880
SandRidge Energy, Inc. 7.50%, 2/15/23		1,259	1,366,015
SESI LLC 7.125%, 12/15/21		2,834	3,195,335
Tervita Corp. 8.00%, 11/15/18(d)		3,547	3,688,880

			38,026,936

Other Industrial – 0.2%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(d)		3,525	3,736,500

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.4%
ADT Corp. (The) 4.125%, 4/15/19(a)	U.S.$	2,383	$2,397,894
Sabre GLBL, Inc. 8.50%, 5/15/19(d)		1,200	1,332,000
Service Corp. International/US 7.50%, 4/01/27		3,300	3,646,500

			7,376,394

Technology – 0.9%
Amkor Technology, Inc. 6.625%, 6/01/21		3,000	3,195,000
Avaya, Inc. 10.50%, 3/01/21(d)		1,543	1,423,417
Brightstar Corp. 9.50%, 12/01/16(d)		1,600	1,716,000
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		5,000	5,412,500
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(d)(e)		3,278	3,351,755
Numericable Group SA 6.00%, 5/15/22(d)		3,000	3,120,000
6.25%, 5/15/24(d)		766	799,513

			19,018,185

Transportation - Services – 0.1%
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(d)		1,789	1,887,395

			243,009,216

Financial Institutions – 2.0%
Banking – 1.1%
ABN AMRO Bank NV 4.31%, 3/10/16(i)	EUR	3,790	5,293,441
Bank of America Corp. Series U 5.20%, 6/01/23(i)	U.S.$	1,703	1,630,622
Barclays Bank PLC 7.625%, 11/21/22		654	746,541
7.75%, 4/10/23		3,545	3,945,585
Barclays PLC 8.00%, 12/15/20(i)	EUR	896	1,336,087
Citigroup, Inc. 5.95%, 1/30/23(i)	U.S.$	2,300	2,323,000
Commerzbank AG 8.125%, 9/19/23(d)		3,610	4,380,771
Credit Agricole SA 7.875%, 1/23/24(a)(d)(i)		549	602,528

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 7.50%, 12/11/23(d)(i)	U.S.$	2,066	$2,288,095

			22,546,670

Finance – 0.5%
Aviation Capital Group Corp. 6.75%, 4/06/21(d)		4,235	4,764,057
Creditcorp 12.00%, 7/15/18(d)		2,000	2,100,000
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(d)		2,000	2,182,500

			9,046,557

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		2,432	2,644,496
Pearl Group Holdings No. 1 Ltd. 6.586%, 4/25/16(i)	GBP	43	70,771

			2,715,267

Other Finance – 0.1%
ACE Cash Express, Inc. 11.00%, 2/01/19(d)	U.S.$	779	636,832
iPayment, Inc. 10.25%, 5/15/18		2,475	2,227,500

			2,864,332

REITS – 0.2%
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership 7.75%, 3/15/20		2,514	3,043,795

			40,216,621

Utility – 1.3%
Electric – 0.6%
AES Corp./VA 8.00%, 10/15/17		487	567,355
Calpine Corp. 6.00%, 1/15/22(d)		1,000	1,078,750
EDP Finance BV 4.90%, 10/01/19(d)		255	269,688
6.00%, 2/02/18(d)		3,490	3,838,965
FirstEnergy Corp. Series C 7.375%, 11/15/31		1,552	1,834,217
GenOn Energy, Inc. 7.875%, 6/15/17		2,100	2,231,250
9.50%, 10/15/18		2,087	2,290,483

			12,110,708

Natural Gas – 0.7%
El Paso LLC Series G 7.75%, 1/15/32		4,650	5,091,750

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20	U.S.$	2,196	$2,366,190
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,500	2,475,000
Sabine Pass Liquefaction LLC 5.75%, 5/15/24(d)		3,046	3,175,455
Southern Star Central Corp. 5.125%, 7/15/22(d)		2,000	2,015,000

			15,123,395

			27,234,103

Total Corporates – Non-Investment Grades (cost $288,700,716)			310,459,940

CORPORATES – INVESTMENT GRADES – 10.7%
Industrial – 6.4%
Basic – 1.1%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,286,775
GTL Trade Finance, Inc. 5.893%, 4/29/24(d)		2,924	3,067,276
LyondellBasell Industries NV 5.75%, 4/15/24		3,300	3,893,640
Minsur SA 6.25%, 2/07/24(d)		1,764	1,913,738
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,945,187
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	2,702,338
Yamana Gold, Inc. 4.95%, 7/15/24(d)		3,367	3,389,138

			22,198,092

Capital Goods – 0.9%
Legrand France SA 8.50%, 2/15/25		10	13,897
Odebrecht Finance Ltd. 4.375%, 4/25/25(d)		6,760	6,594,820
5.25%, 6/27/29(d)		2,103	2,093,537
Owens Corning 9.00%, 6/15/19		3,000	3,772,296
Republic Services, Inc. 5.25%, 11/15/21		6,098	6,948,439

			19,422,989

Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(d)		3,089	3,412,597

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.8%
AT&T, Inc. 4.30%, 12/15/42	U.S.$	72	$68,156
6.50%, 9/01/37		4,433	5,479,503
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		4,719	4,936,065
ENTEL Chile SA 4.875%, 10/30/24(d)		3,015	3,139,643
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(d)(j)		1,162	1,231,720
Oi SA 5.75%, 2/10/22(d)		5,500	5,513,303
Qwest Corp. 6.75%, 12/01/21		2,000	2,315,480
6.875%, 9/15/33		1,500	1,508,976
Sirius XM Radio, Inc. 5.25%, 8/15/22(d)		412	443,930
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	6,377,455
Verizon Communications, Inc. 6.90%, 4/15/38		4,500	5,793,336

			36,807,567

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 7.45%, 7/16/31		650	869,004

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.70%, 5/01/32		2,500	3,471,610

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		2,200	2,261,118

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 5.75%, 5/15/41		4,700	5,635,427

Consumer Non-Cyclical – 0.5%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		2,600	3,267,220
Grupo Bimbo SAB de CV 4.50%, 1/25/22(d)		1,699	1,794,370
SABMiller Holdings, Inc. 4.95%, 1/15/42(d)		5,500	5,943,366

			11,004,956

Energy – 0.8%
Nabors Industries, Inc. 5.10%, 9/15/23		3,500	3,821,328

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reliance Holding USA, Inc. 5.40%, 2/14/22(d)	U.S.$	3,568	$3,839,382
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(d)		2,683	2,810,443
Transocean, Inc. 7.50%, 4/15/31		2,200	2,661,639
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	3,601,710

			16,734,502

Technology – 0.3%
Applied Materials, Inc. 5.85%, 6/15/41		4,621	5,400,946
Baidu, Inc. 2.75%, 6/09/19		1,279	1,283,982

			6,684,928

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		1,437	1,695,878

Transportation - Services – 0.1%
Asciano Finance Ltd. 4.625%, 9/23/20(d)		1,080	1,153,009

			131,351,677

Financial Institutions – 3.6%
Banking – 1.8%
Barclays Bank PLC 6.86%, 6/15/32(d)(i)		656	741,280
BNP Paribas SA 5.186%, 6/29/15(d)(i)		2,691	2,741,456
Credit Agricole SA 7.589%, 1/30/20(i)	GBP	1,150	2,194,442
Credit Suisse AG 6.50%, 8/08/23(d)	U.S.$	3,900	4,425,086
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(d)(i)		884	1,319,370
Intesa Sanpaolo SpA 5.017%, 6/26/24(d)		2,922	2,956,523
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(i)		3,997	4,286,783
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(d)		4,802	5,061,467
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(d)		2,106	2,469,285
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(d)		1,313	1,330,990

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS AG/Stamford CT 7.50%, 7/15/25	U.S.$	1,394	$1,760,657
7.625%, 8/17/22		2,492	3,000,547
Wells Fargo Bank NA Series BKN1 6.18%, 2/15/36		3,168	3,834,199

			36,122,085

Finance – 0.1%
GE Capital Trust II 5.50%, 9/15/67(d)	EUR	1,000	1,469,601
General Electric Capital Corp. Series G 6.875%, 1/10/39	U.S.$	1,254	1,684,471

			3,154,072

Insurance – 1.3%
AIG Life Holdings Inc 8.125%, 3/15/46(d)		509	704,581
American International Group, Inc. 8.175%, 5/15/58		2,525	3,478,187
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	6,193,765
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(d)		2,707	2,801,745
Humana, Inc. 8.15%, 6/15/38		2,900	4,204,156
MetLife, Inc. 6.40%, 12/15/36		3,345	3,738,037
Pacific Life Insurance Co. 9.25%, 6/15/39(d)		1,500	2,307,494
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,943,123

			26,371,088

REITS – 0.4%
EPR Properties 7.75%, 7/15/20		3,308	3,942,001
HCP, Inc. 5.375%, 2/01/21		3,468	3,944,691

			7,886,692

			73,533,937

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
OCP SA 5.625%, 4/25/24(d)		1,148	1,203,965
Oleoducto Central SA 4.00%, 5/07/21(d)		1,940	1,944,850
Petrobras International Finance Co. 5.375%, 1/27/21		5,000	5,211,150

			8,359,965

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
ComEd Financing III 6.35%, 3/15/33	U.S.$	3,462	$3,470,655
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(d)		2,140	2,540,957

			6,011,612

Total Corporates – Investment Grades (cost $199,802,736)			219,257,191

AGENCIES – 6.6%
Agency Debentures – 3.3%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,125,105
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	20,687,145
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		42,045	36,847,733

			68,659,983

Agency Subordinated – 3.3%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	66,899,422

Total Agencies (cost $127,476,264)			135,559,405

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.3%
Non-Agency Fixed Rate – 2.0%
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		5,311	4,986,448
Series 2007-AR4, Class 1A1A 5.508%, 3/25/37		855	825,355
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		2,761	2,421,922
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,297	1,971,909
Series 2007-13, Class A2 6.00%, 6/25/47		3,271	2,688,486
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.666%, 9/25/47		1,007	897,941
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,927	1,695,892

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.253%, 9/25/36	U.S.$	2,605	$2,080,358
Series 2006-AA7, Class A1 2.208%, 1/25/37		4,320	3,510,985
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,212	1,111,886
Series 2007-10XS, Class A2 6.25%, 7/25/47		1,368	1,014,477
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 2.922%, 7/25/35		1,579	1,457,100
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		3,348	3,121,136
Series 2006-QA1, Class A21 3.732%, 1/25/36		952	780,542
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		5,429	4,554,798
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.635%, 12/28/37		4,976	4,606,112
Series 2007-AR8, Class A1 6.118%, 11/25/37		2,105	1,940,535

			39,665,882

GSE Risk Share Floating Rate – 1.5%
Fannie Mae Connecticut Avenue Securities Series 2013-C01, Class M2 5.402%, 10/25/23(h)		1,700	2,045,904
Series 2014-C01, Class M2 4.552%, 1/25/24(h)		1,606	1,830,658
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.302%, 7/25/23(h)		3,250	4,276,706
Series 2013-DN2, Class M2 4.402%, 11/25/23(h)		5,605	6,223,668
Series 2014-DN1, Class M2 2.352%, 2/25/24(h)		4,950	5,109,810
Series 2014-DN1, Class M3 4.652%, 2/25/24(h)		4,665	5,346,250
Series 2014-DN2, Class M3 3.752%, 4/25/24(h)		5,000	5,361,730

			30,194,726

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.8%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.402%, 4/25/37(h)	U.S.$	1,100	$650,262
Series 2007-FA2, Class 1A5 0.452%, 4/25/37(h)		1,246	740,235
Lehman XS Trust Series 2007-10H, Class 2AIO 6.849%, 7/25/37(h)(k)		1,354	278,872
Residential Accredit Loans, Inc. Series 2006-QA4, Class A 0.332%, 5/25/36(h)		3,737	2,926,305
Series 2006-QS18, Class 2A2 6.398%, 12/25/36(h)(k)		18,138	3,984,247
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.883%, 4/25/47(h)		5,690	4,319,953
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.823%, 2/25/47(h)		4,918	4,054,623

			16,954,497

Total Collateralized Mortgage Obligations (cost $81,787,282)			86,815,105

COMMERCIAL MORTGAGE – BACKED SECURITIES – 3.9%
Non-Agency Fixed Rate CMBS – 3.8%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.775%, 6/10/49		1,517	1,583,638
Series 2007-4, Class A1A 5.774%, 2/10/51		3,317	3,701,791
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.262%, 11/10/46(d)		6,525	6,305,936
Series 2014-GC21, Class D 4.996%, 5/10/47(d)		6,052	5,758,348
Commercial Mortgage Trust Series 2014-CR15, Class XA 1.514%, 2/10/47		4,008	304,713
DB-UBS Mortgage Trust Series 2011-LC2A, Class D 5.625%, 7/10/44(d)		1,450	1,519,468
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1, Class AJ 5.349%, 11/10/45		2,250	2,194,396

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2011-GC5, Class C 5.474%, 8/10/44(d)	U.S.$	5,651	$6,298,366
Series 2013-GC13, Class D 4.208%, 7/10/46(d)		9,440	8,569,292
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB14, Class AJ 5.673%, 12/12/44		8,000	7,880,920
Series 2006-LDP7, Class AJ 6.057%, 4/15/45		6,500	6,746,655
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,044	1,165,026
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,317	1,364,883
Series 2007-C2, Class AM 5.493%, 2/15/40		2,000	2,149,424
Series 2007-C7, Class AJ 6.456%, 9/15/45		1,750	1,861,526
LSTAR Commercial Mortgage Trust Series 2014-2, Class A1 1.519%, 1/20/41(d)		9,070	9,077,995
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		6,667	6,802,543
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.04%, 8/15/45(d)		4,000	4,029,292

			77,314,212

Non-Agency Floating Rate CMBS – 0.1%
Eclipse Ltd. Series 2007-1X, Class B 0.779%, 1/25/20(d)(h)	GBP	59	91,992
PFP III 2014-1 Ltd. Series 2014-1, Class A 1.322%, 6/14/31(d)(h)	U.S.$	3,063	3,070,296

			3,162,288

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.077%, 11/16/45(k)		894	3,926

Total Commercial Mortgage-Backed Securities (cost $76,722,065)			80,480,426

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.4%
Industrial – 2.4%
Basic – 0.2%
Vedanta Resources PLC 6.00%, 1/31/19(a)(d)	U.S.$	3,402	$3,518,174

Capital Goods – 0.4%
Cemex SAB de CV 7.25%, 1/15/21(a)(d)		2,376	2,601,720
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(d)		1,954	2,149,400
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(d)		2,185	2,376,187

			7,127,307

Communications - Telecommunications – 0.4%
Comcel Trust 6.875%, 2/06/24(d)		2,016	2,177,280
Digicel Ltd. 6.00%, 4/15/21(d)		1,500	1,548,750
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 6/22/20(a)(d)		4,100	4,849,890

			8,575,920

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(d)		4,000	4,270,000

Consumer Non-Cyclical – 0.8%
Cosan Luxembourg SA 5.00%, 3/14/23(d)		1,361	1,296,620
9.50%, 3/14/18(d)	BRL	3,117	1,271,770
Marfrig Holding Europe BV 8.375%, 5/09/18(d)	U.S.$	900	957,105
Marfrig Overseas Ltd. 9.50%, 5/04/20(d)		4,151	4,462,325
Minerva Luxembourg SA 7.75%, 1/31/23(d)		877	938,390
Tonon Bioenergia SA 9.25%, 1/24/20(a)(d)		2,272	2,164,080
Virgolino de Oliveira Finance Ltd. 11.75%, 2/09/22(d)		1,690	1,335,100
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(d)		4,738	3,790,400
10.875%, 1/13/20(f)(g)		750	742,500

			16,958,290

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.2%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(a)(d)	U.S.$	4,300	$4,773,000

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(d)		751	805,448
TAM Capital 3, Inc. 8.375%, 6/03/21(d)		2,843	3,084,655

			3,890,103

Total Emerging Markets – Corporate Bonds (cost $46,273,608)			49,112,794

		Shares
PREFERRED STOCKS – 1.8%
Financial Institutions – 1.7%
Banking – 0.7%
Goldman Sachs Group, Inc. (The) Series J 5.50%		130,350	3,193,575
Morgan Stanley 6.875%		137,675	3,740,630
State Street Corp. Series D 5.90%		70,725	1,852,995
US Bancorp/MN Series F 6.50%		180,000	5,086,800

			13,874,000

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		84,000	2,514,960

REITS – 0.9%
Apartment Investment & Management Co. 6.875%		205,000	5,274,650
DDR Corp. Series K 6.25%		5,000	119,500
Health Care REIT, Inc. Series J 6.50%		65,100	1,652,238
Kilroy Realty Corp. Series G 6.875%		32,200	831,887
Series H 6.375%		4,000	95,840

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

Company		Shares	U.S. $ Value

Kimco Realty Corp. Series I 6.00%		39,725	$983,194
Series K 5.625%		17,850	415,013
National Retail Properties, Inc. Series D 6.625%		32,000	808,320
Series E 5.70%		67,075	1,531,993
Public Storage Series W 5.20%		28,475	630,436
Series X 5.20%		2,000	44,518
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	4,871,223
Vornado Realty Trust Series K 5.70%		16,175	380,274

			17,639,086

			34,028,046

Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		139,500	3,335,445

Total Preferred Stocks (cost $35,266,011)			37,363,491

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 1.8%
Agency Fixed Rate 30-Year – 1.2%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36	U.S.$	5,224	5,912,073
Federal National Mortgage Association Series 1998 8.00%, 6/01/28		24	27,447
Series 1999 7.50%, 11/01/29		35	40,904
Series 2014 4.00%, 2/01/44		17,311	18,473,797

			24,454,221

Agency ARMs – 0.6%
Federal Home Loan Mortgage Corp. Series 2007 2.563%, 3/01/37(h)		3,655	3,859,018

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

2.795%, 3/01/37(h)	U.S.$	1,604	$1,693,323
2.815%, 2/01/37(h)		6,265	6,766,972

			12,319,313

Total Mortgage Pass-Throughs (cost $35,266,027)			36,773,534

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.3%
United States – 1.3%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		1,950	1,545,258
California GO 7.95%, 3/01/36		3,955	4,821,145
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		4,390	3,192,671
Illinois GO 7.35%, 7/01/35		3,330	4,032,097
Texas Transp Comm (Texas St Hwy Fund First Tier) Series 2010B 5.178%, 4/01/30		2,560	3,008,768
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		3,430	2,911,144
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		5,915	4,878,219
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		1,750	1,298,150
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		1,850	1,294,593

Total Local Governments – Municipal Bonds (cost $26,511,802)			26,982,045

BANK LOANS – 1.3%
Industrial – 1.3%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/28/19(h)		933	933,801
Unifrax Holding Co. 5.25%, 11/28/18(h)	EUR	761	1,047,887

			1,981,688

Communications - Media – 0.1%
Clear Channel Communications, Inc. 3.80%, 1/29/16(h)	U.S.$	310	307,604

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TWCC Holding Corp. 7.00%, 6/26/20(h)	U.S.$	1,550	$1,534,981

			1,842,585

Consumer Cyclical - Automotive – 0.3%
Exide Technologies 9.00%, 10/09/14		5,868	5,896,846
TI Group Automotive Systems LLC 5.50%, 3/28/19(h)		384	384,028

			6,280,874

Consumer Cyclical - Other – 0.1%
New HB Acquisition LLC 6.75%, 4/09/20(h)		1,596	1,653,855

Consumer Non-Cyclical – 0.4%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(h)		1,356	1,361,272
Air Medical Holding LLC 7.63%, 5/31/18		4,000	4,000,000
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(h)		2,300	2,317,250
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.00%, 9/30/19(h)		550	548,725

			8,227,247

Energy – 0.0%
CITGO Petroleum Corp. 9.00%, 6/24/17(h)		294	297,169

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(h)		1,197	1,193,219
Veyance Technologies, Inc. 5.25%, 9/08/17(h)		2,642	2,643,084

			3,836,303

Technology – 0.1%
Avaya, Inc. 4.73%, 10/26/17(h)		235	230,257
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(h)		1,206	1,188,156

			1,418,413

Total Bank Loans (cost $25,316,436)			25,538,134

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(d)	U.S.$	6,188	$7,178,080

Mexico – 0.6%
Comision Federal de Electricidad 5.75%, 2/14/42(d)		5,750	6,109,375
Petroleos Mexicanos 6.50%, 6/02/41		4,900	5,696,250

			11,805,625

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17(d)		7,500	6,333,750

Total Quasi-Sovereigns (cost $22,617,045)			25,317,455

GOVERNMENTS – SOVEREIGN BONDS – 0.8%
Hungary – 0.6%
Hungary Government International Bond 5.375%, 2/21/23-3/25/24		5,147	5,530,176
5.75%, 11/22/23		1,488	1,646,100
6.375%, 3/29/21		5,000	5,700,000

			12,876,276

Indonesia – 0.2%
Indonesia Government International Bond 5.875%, 1/15/24(d)		1,995	2,201,981
6.625%, 2/17/37(d)		720	799,200
8.50%, 10/12/35(d)		801	1,061,325

			4,062,506

Total Governments – Sovereign Bonds (cost $14,828,394)			16,938,782

EMERGING MARKETS – SOVEREIGNS – 0.7%
Dominican Republic – 0.1%
Dominican Republic International Bond 7.45%, 4/30/44(d)		1,873	1,998,491

El Salvador – 0.2%
El Salvador Government International Bond 7.65%, 6/15/35(d)		5,957	6,442,495

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(d)	U.S.$	1,025	$1,046,013

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(d)		1,700	1,738,250

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(d)		1,236	1,300,890

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(d)		1,553	1,720,025

Total Emerging Markets – Sovereigns (cost $11,938,377)			14,246,164

		Shares
COMMON STOCKS – 0.7%
Gallery Media(f)(l)(m)		697	1,010,650
Ion Media Networks, Inc. Class A(f)(m)(n)		2,512	731,343
Mt. Logan Re Ltd. (Preference Shares)(l)(m)^		10,550	11,584,625

Total Common Stocks (cost $11,396,476)			13,326,618

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.5%
Performing Asset – 0.5%
Financial Claims – 0.5%
Aeroservicios Especializados 10.75%, 3/19/18(f)(n)	U.S.$	3,934	3,933,543
Alpha Credit Debt Fund LLC 15.00%, 1/15/18(f)(n)		2,446	2,445,660
Ede Del Este SA (DPP) 12.00%, 3/31/16(f)(n)		1,745	1,805,956
Ede Del Este SA (ITABO) 12.00%, 3/31/16(f)(n)		1,672	1,730,634

Total Whole Loan Trusts (cost $9,864,450)			9,915,793

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	315	$314,685
2.375%, 5/25/16		3,728	3,728,000

Total Governments – Sovereign Agencies (cost $3,747,504)			4,042,685

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Indices – 0.0%
CBOE Volatility Index Expiration: Jul 2014, Exercise Price: $ 16.00(m)(o) (premiums paid $294,000)		300,000	55,410

		Shares
SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 0.9%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.07%(p) (cost $17,688,385)		17,688,385	17,688,385

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.0%
Bank Negara Malaysia Monetary Notes Series 2614 Zero Coupon, 9/04/14	MYR	33,400	10,347,292
Series 5513 Zero Coupon, 9/09/14		33,500	10,377,044

Total Governments – Treasuries (cost $20,529,985)			20,724,336

Total Short-Term Investments (cost $38,218,370)			38,412,721

Total Investments – 145.4% (cost $2,852,937,912)			2,973,150,941
Other assets less liabilities – (45.4)%			(928,070,111)

Net Assets – 100.0%			$2,045,080,830

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	2,363	September 2014	$321,770,320	$324,174,063	$(2,403,743)
U.S. T-Note 5 Yr (CBT) Futures	158	September 2014	18,791,994	18,874,828	(82,834)
U.S. T-Note 10 Yr (CBT) Futures	3,949	September 2014	493,587,753	494,303,734	(715,981)

					$(3,202,558)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR 9,467	USD 12,881	7/11/14	$(82,473)
Barclays Bank PLC	USD 10,226	IDR 121,070,736	8/08/14	(66,847)
BNP Paribas SA	USD 41,008	CAD 44,416	7/11/14	607,255
BNP Paribas SA	GBP 1,074	USD 1,822	8/21/14	(15,449)
Citibank, NA	PLN 121,618	USD 39,708	7/10/14	(317,879)
Credit Suisse International	USD 39,791	PLN 121,277	7/10/14	122,788
Credit Suisse International	CAD 44,285	USD 40,744	7/11/14	(749,202)
Credit Suisse International	JPY 2,096,687	USD 20,565	7/11/14	(132,798)
Credit Suisse International	EUR 15,028	USD 20,451	7/15/14	(128,875)
Credit Suisse International	USD 20,451	NOK 122,422	7/15/14	(501,649)
Credit Suisse International	AUD 21,469	USD 19,994	7/18/14	(226,270)
Deutsche Bank AG	CAD 44,494	USD 40,652	7/11/14	(1,036,679)
Deutsche Bank AG	JPY 4,125,418	USD 40,661	7/11/14	(64,709)
Deutsche Bank AG	AUD 22,833	USD 20,998	7/18/14	(508,287)
Goldman Sachs Bank USA	BRL 47,587	USD 21,606	7/02/14	68,451
Goldman Sachs Bank USA	USD 21,340	BRL 47,587	7/02/14	197,267
Goldman Sachs Bank USA	USD 255	MXN 3,334	7/24/14	1,095
Goldman Sachs Bank USA	BRL 20,481	USD 9,174	8/04/14	(8,433)
Morgan Stanley & Co., Inc.	USD 20,146	PEN 56,539	7/16/14	27,009
Standard Chartered Bank	USD 20,423	KRW 20,982,955	7/11/14	308,742
State Street Bank & Trust Co.	NOK 5,000	USD 838	7/15/14	22,766
UBS AG	BRL 47,587	USD 20,922	7/02/14	(615,494)
UBS AG	USD 21,606	BRL 47,587	7/02/14	(68,451)

				$(3,168,122)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts (000)	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
CBOE Volatility Index(n)	300	$20.00	July 2014	$135,000	$(12,146)

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 6/20/19*	5.00%	3.00%	$31,860	$2,817,324	$635,127
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.71	12,708	1,184,960	273,072

				$4,002,284	$908,199

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME Group)	NZD 36,700	4/28/19	3 Month BKBM	4.565%	$50,705
Morgan Stanley & Co. LLC/(LCH Clearnet)	AUD 45,000	1/13/17	3 Month BBSW	3.170%	388,842
Morgan Stanley & Co. LLC/(LCH Clearnet)	AUD 40,500	2/13/17	3 Month BBSW	3.250%	417,980
Morgan Stanley & Co. LLC/(LCH Clearnet)	NZD 48,000	3/04/17	3 Month BKBM	4.108%	209,145
Morgan Stanley & Co. LLC/(LCH Clearnet)	GBP 12,000	3/03/19	6 Month LIBOR	1.921%	(93,479)
Morgan Stanley & Co. LLC/(LCH Clearnet)	USD 11,850	1/14/24	2.976%	3 Month LIBOR	(588,827)
Morgan Stanley & Co. LLC/(LCH Clearnet)	60,150	1/21/24	2.948%	3 Month LIBOR	(2,791,488)
Morgan Stanley & Co. LLC/(LCH Clearnet)	11,000	2/14/24	2.865%	3 Month LIBOR	(401,296)
Morgan Stanley & Co. LLC/(LCH Clearnet)	47,150	3/25/24	2.887%	3 Month LIBOR	(1,635,400)
Morgan Stanley & Co. LLC/(LCH Clearnet)	46,860	4/02/24	2.851%	3 Month LIBOR	(1,407,350)
Morgan Stanley & Co. LLC/(LCH Clearnet)	40,500	4/08/24	2.909%	3 Month LIBOR	(1,406,948)

					$(7,258,116)

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at June 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Russian Federation, 7.50%, 3/31/30*	(1.00)%	1.64%	$6,800	$199,229	$343,373	$(144,144)
Citibank, NA:
Russian Federation, 7.50%, 3/31/30*	(1.00)	1.70	9,040	300,723	557,238	(256,515)
Goldman Sachs Bank USA:
Russian Federation, 7.50%, 3/31/30*	(1.00)	1.70	11,380	378,560	695,776	(317,216)

Sale Contracts
Barclays Bank PLC:
Dish DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00	1.59	1,781	285,642	272,615	13,027
Dish DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00	1.59	919	147,391	135,909	11,482
Dish DBS Corp., 6.75%, 6/01/21, 6/20/19*	5.00	1.59	1,781	285,643	281,795	3,848
Credit Suisse International:
CMBX NA, BB, 7.00%, 1/17/47*	5.00	4.91	4,000	28,533	(131,461)	159,994
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	1.14	2,148	(16,335)	(28,890)	12,555
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	1.14	1,260	(9,581)	(15,202)	5,621
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	1.14	875	(6,653)	(11,767)	5,114
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	1.14	868	(6,604)	(11,673)	5,069
Morgan Stanley Capital Services LLC:
CDX-NAHY Series 15, 5 Year Index, 12/20/15*	5.00	1.45	20,330	1,087,842	141,171	946,671

				$2,674,390	$2,228,884	$445,506

*	Termination date

34	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity	U.S. $ Value at June 30, 2014
Barclays Capital, Inc.†	2,271	USD	(1.50)%*	—	$2,250,490
Barclays Capital, Inc.†	1,717	USD	(1.25)%*	—	1,714,187
Barclays Capital, Inc.†	2,404	USD	(0.75)%*	—	2,403,501
Barclays Capital, Inc.†	1,295	USD	(0.50)%*	—	1,294,053
Barclays Capital, Inc.†	4,446	GBP	(0.35)%*	—	4,444,705
Barclays Capital, Inc.†	2,592	USD	(0.05)%*	—	2,591,930
BNP Paribas	10,445	USD	0.13%	8/07/14	10,448,338
Credit Suisse Securities (USA) LLC†	2,575	USD	(0.50)%*	—	2,573,963
Credit Suisse Securities (USA) LLC†	3,636	USD	(0.25)%*	—	3,635,158
Credit Suisse Securities (USA) LLC†	2,134	USD	(0.15)%*	—	2,133,742
Credit Suisse Securities (USA) LLC†	5,441	USD	0.00%	6/16/14	5,441,060
HSBC Bank USA	47,381	USD	0.08%	7/29/14	47,385,672
HSBC Bank USA	25,500	USD	0.09%	8/05/14	25,501,849
HSBC Bank USA	78,120	USD	0.10%	7/02/14	78,133,671
HSBC Bank USA	50,319	USD	0.11%	7/15/14	50,331,358
HSBC Bank USA	109,005	USD	0.11%	8/18/14	109,013,993
HSBC Bank USA	60,913	USD	0.11%	9/04/14	60,917,525
HSBC Bank USA	19,705	USD	0.16%	7/24/14	19,706,051
ING Bank NV†	657	USD	(1.00)%*	—	655,626
ING Bank NV†	458	USD	(0.25)%*	—	458,371
JPMorgan Chase Bank, NA	67,250	USD	0.08%	8/13/14	67,258,518
JPMorgan Chase Bank, NA	73,975	USD	0.08%	8/20/14	73,983,219
JPMorgan Chase Bank, NA	45,981	USD	0.10%	7/08/14	45,992,617
JPMorgan Chase Bank, NA	44,055	USD	0.10%	7/22/14	44,064,545
JPMorgan Chase Bank, NA	104,813	USD	0.11%	9/10/14	104,818,905
JPMorgan Chase Bank, NA	208,556	USD	0.12%	8/27/14	208,556,250

					$975,709,297

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on June 30, 2014

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $970,845,327.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $15,683,906.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,129,241.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate market value of these securities amounted to $344,239,512 or 16.8% of net assets.

(e)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at June 30, 2014.

(f)	Fair valued by the Adviser.

ALLIANCEBERNSTEIN INCOME FUND •	35

Portfolio of Investments

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of June 30, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Golden Energy Offshore Services AS 9.09%, 5/28/17	5/28/14	$843,554	$815,149	0.04%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/13/14	745,992	742,500	0.04%

(h)	Floating Rate Security. Stated interest rate was in effect at June 30, 2014.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2014.

(k)	IO – Interest Only

(l)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
Gallery Media	9/03/10	$	– 0	–	$1,010,650	0.05%
Mt. Logan Re (Preference Shares)	7/01/13		10,550,000		11,584,625	0.57%

(m)	Non-income producing security.
(n)	Illiquid security.

(o)	One contract relates to 1 share.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar EUR – Euro GBP – Great British Pound IDR – Indonesian Rupiah JPY – Japanese Yen	KRW – South Korean Won MXN – Mexican Peso MYR – Malaysian Ringgit NOK – Norwegian Krone NZD – New Zealand Dollar PEN – Peruvian Nuevo Sol PLN – Polish Zloty USD – United States Dollar

Glossary:

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

GO – General Obligation

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,835,249,527)	$2,955,462,556
Affiliated issuers (cost $17,688,385)	17,688,385	(a)
Cash	2,184,437
Due from broker	13,056,987	(b)
Foreign currencies, at value (cost $416,352)	417,867
Interest and dividends receivable	35,261,046
Receivable for investment securities sold	2,659,587
Upfront premium paid on credit default swaps	2,427,877
Unrealized appreciation on forward currency exchange contracts	1,355,373
Unrealized appreciation on credit default swaps	1,163,381
Prepaid expenses	108,379

Total assets	3,031,785,875

Liabilities
Options written, at value (premiums received $135,000)	12,146
Payable for reverse repurchase agreements	975,709,297
Unrealized depreciation on forward currency exchange contracts	4,523,495
Payable for investment securities purchased	1,950,750
Collateral received from broker	1,128,140
Payable for variation margin on futures	984,219
Advisory fee payable	846,976
Unrealized depreciation on credit default swaps	717,875
Payable for variation margin on centrally cleared interest rate swaps	453,824
Upfront premium received on credit default swaps	198,993
Payable for variation margin on centrally cleared credit default swaps	49,591
Administrative fee payable	34,760
Dividends payable	20,196
Interest expense payable	2,911
Accrued expenses	71,872

Total liabilities	986,705,045

Net Assets	$2,045,080,830

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	1,986,400,117
Distributions in excess of net investment income	(5,015,026)
Accumulated net realized loss on investment and foreign currency transactions	(46,768,133)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	108,034,755

	$2,045,080,830

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.42

(a)	Includes investment of cash collateral of $1,128,140 received from broker for OTC derivatives outstanding at June 30, 2014.

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2014 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $7,551)	$55,285,252
Dividends
Unaffiliated issuers	2,335,873
Affiliated issuers	12,909
Consent fee income	64,255	$57,698,289

Expenses
Advisory fee (see Note B)	5,243,649
Printing	307,970
Custodian	131,370
Registration fees	106,233
Legal	100,595
Transfer agency	51,354
Audit	42,743
Administrative	34,514
Directors’ fees	31,119
Miscellaneous	74,906

Total expenses before interest expense	6,124,453
Interest expense	507,042

Total expenses		6,631,495

Net investment income		51,066,794

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		15,016,532
Futures		(28,634,490)
Options written		166,391
Swaps		1,008,302
Foreign currency transactions		(3,447,482)
Net change in unrealized appreciation/depreciation of:
Investments		114,719,763
Futures		(18,856,872)
Options written		122,854
Swaps		(8,059,417)
Foreign currency denominated assets and liabilities		(3,359,444)

Net gain on investment and foreign currency transactions		68,676,137

Net Increase in Net Assets from Operations		$119,742,931

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (unaudited)		Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,066,794		$98,320,912
Net realized gain (loss) on investment and foreign currency transactions	(15,890,747)		20,690,035
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	84,566,884		(192,374,242)

Net increase (decrease) in net assets from operations	119,742,931		(73,363,295)
Dividends and Distributions to Shareholders from
Net investment income	(50,355,595)		(101,524,944)
Net realized gain on investment transactions	– 0	–	(8,841,986)

Total increase (decrease)	69,387,336		(183,730,225)
Net Assets
Beginning of period	1,975,693,494		2,159,423,719

End of period (including distributions in excess of net investment income of ($5,015,026) and ($5,726,225), respectively)	$2,045,080,830		$1,975,693,494

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	39

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$119,742,931
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$84,072
Increase in receivable for investments sold	(1,783,793)
Net accretion of bond discount and amortization of bond premium	9,874,380
Increase in payable for investments purchased	1,950,750
Decrease in accrued expenses	(160,422)
Decrease in due from broker	(10,743,681)
Purchases of long-term investments	(1,226,743,507)
Purchases of short-term investments	(428,246,226)
Proceeds from disposition of long-term investments	1,203,854,584
Proceeds from disposition of short-term investments	447,516,333
Proceeds from written options, net	178,537
Proceeds on swaps, net	(795,996)
Payments for futures settlements	(44,643,502)
Variation margin received on futures	984,219
Variation margin received on centrally cleared swaps	503,415
Decrease in cash collateral received from broker	(540,000)
Net realized gain on investment and foreign currency transactions	15,890,747
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	(84,566,884)

Total adjustments		(117,386,974)

Net increase in cash from operating activities		$2,355,957

Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(60,460,254)
Increase in reverse repurchase agreements	66,902,985

Net increase in cash from financing activities		6,442,731
Effect of exchange rate on cash		(6,806,926)

Net increase in cash		1,991,762
Cash at beginning of period		610,542

Cash at end of period		$2,602,304

Supplemental disclosure of cash flow information:
Interest expense paid during the period	504,487

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets,

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices.

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,842,553,248		$	– 0	–	$1,842,553,248
Corporates – Non-Investment Grades		– 0	–	307,391,520			3,068,420		310,459,940
Corporates – Investment Grades		– 0	–	219,257,191			– 0	–	219,257,191
Agencies		– 0	–	135,559,405			– 0	–	135,559,405
Collateralized Mortgage Obligations		– 0	–	– 0	–		86,815,105		86,815,105
Commercial Mortgage-Backed Securities		– 0	–	16,158,721			64,321,705		80,480,426
Emerging Markets – Corporate Bonds		– 0	–	49,112,794			– 0	–	49,112,794
Preferred Stocks		37,363,491		– 0	–		– 0	–	37,363,491
Mortgage Pass-Throughs		– 0	–	36,773,534			– 0	–	36,773,534
Local Governments – Municipal Bonds		– 0	–	26,982,045			– 0	–	26,982,045
Bank Loans		– 0	–	– 0	–		25,538,134		25,538,134
Quasi-Sovereigns		– 0	–	25,317,455			– 0	–	25,317,455
Governments – Sovereign Bonds		– 0	–	16,938,782			– 0	–	16,938,782

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Sovereigns	$	– 0	–	$14,246,164		$	– 0	–	$14,246,164
Common Stocks		– 0	–	– 0	–		13,326,618		13,326,618
Whole Loan Trusts		– 0	–	– 0	–		9,915,793		9,915,793
Governments – Sovereign Agencies		– 0	–	4,042,685			– 0	–	4,042,685
Options Purchased – Calls		– 0	–	55,410			– 0	–	55,410
Short-Term Investments:
Investment Companies		17,688,385		– 0	–		– 0	–	17,688,385
Governments – Treasuries		– 0	–	20,724,336			– 0	–	20,724,336

Total Investments in Securities		55,051,876		2,715,113,290			202,985,775		2,973,150,941
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	1,355,373			– 0	–	1,355,373
Centrally Cleared Credit Default Swaps		– 0	–	908,199			– 0	–	908,199	#
Centrally Cleared Interest Rate Swaps		– 0	–	1,066,672			– 0	–	1,066,672	#
Credit Default Swaps		– 0	–	1,163,381			– 0	–	1,163,381
Liabilities:
Futures		(3,202,558)		– 0	–		– 0	–	(3,202,558	)#
Forward Currency Exchange Contracts		– 0	–	(4,523,495)			– 0	–	(4,523,495)
Call Options Written		– 0	–	(12,146)			– 0	–	(12,146)
Centrally Cleared Interest Rate Swaps		– 0	–	(8,324,788)			– 0	–	(8,324,788	)#
Credit Default Swaps		– 0	–	(717,875)			– 0	–	(717,875)

Total+		$51,849,318		$2,706,028,611			$202,985,775		$2,960,863,704

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades			Collateralized Mortgage Obligations		Commercial Mortgage - Backed Securities
Balance as of 12/31/13		$61,229		$64,909,110		$36,857,033
Accrued discounts/(premiums)		(14,436)		240,685		44,521
Realized gain (loss)		– 0	–	1,033,943		225,587
Change in unrealized appreciation/depreciation		25,573		2,416,724		2,038,144
Purchases		2,996,054		30,844,256		28,616,949
Sales		– 0	–	(12,629,613)		(3,460,529)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 6/30/14		$3,068,420		$86,815,105		$64,321,705

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*		$25,573		$3,247,853		$2,122,799

	Emerging Markets - Corporate Bonds			Bank Loans^		Common Stocks
Balance as of 12/31/13		$1,741,990		$29,926,235		$14,265,067
Accrued discounts/(premiums)		(60,127)		26,755		– 0	–
Realized gain (loss)		(164,739)		(257,613)		– 0	–
Change in unrealized appreciation/depreciation		336,057		332,292		(938,449)
Purchases		– 0	–	6,154,943		– 0	–
Sales		(1,853,181)		(10,644,478)		– 0	–
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 6/30/14	$	– 0	–	$25,538,134		$13,326,618

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$	– 0	–	$2,660		$(938,449)

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Whole Loan Trusts		Total
Balance as of 12/31/13	$7,238,193		$154,998,857
Accrued discounts/(premiums)	(16,810)		220,588
Realized gain (loss)	(14,125)		823,053
Change in unrealized appreciation/depreciation	45,833		4,256,174
Purchases	3,469,308		72,081,510
Sales	(806,606)		(29,394,407)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 6/30/14	$9,915,793		$202,985,775

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$45,833		$4,506,269

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Fund held a security with zero market value that was sold during the reporting period.

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at June 30, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates–Non-Investment Grades	$2,253,271	Third Party Vendor	Evaluated Quotes	$109.13 – $166.52/ $110.93

	$815,149	Indicative Market Quotations	Broker Quote	$16.30/N/A

Collateralized Mortgage Obligations	$86,815,105	Third Party Vendor	Evaluated Quotes	$20.59 – $131.59/ $91.88
Commercial Mortgage-Backed Securities	$64,321,705	Third Party Vendor	Evaluated Quotes	$90.78 – $156.59/ $100.55

Bank Loans	$25,538,134	Third Party Vendor	Vendor Quotes	$97.83 – $137.79/ $101.83

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 6/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average

Common Stocks	$1,010,650	Indicative Market Quotations	Broker Quote	$1,450.00/N/A
	$11,584,625	Practical Expedient	NAV	$1,098.07/N/A
	$731,343	Market Approach	EBITDA Projection*	$169.2 million

Whole Loan Trusts	$6,379,203	Qualitative Assessment	Transaction Price	$100.00/ $100.00
	$3,536,590	Market Approach	Internal Rate of Return	Benchmark & 500 bp

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2014, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2014, the reimbursement for such services amounted to $34,514.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$ 47,067	$408,002	$437,381	$17,688	$13

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $61,811, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$240,053,117	$244,798,352
U.S. government securities	250,424,197	225,563,262

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$126,663,171
Gross unrealized depreciation	(6,450,142)

Net unrealized appreciation	$120,213,029

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2014, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

During the six months ended June 30, 2014, the Fund held purchased options for hedging purposes. During the six months ended June 30, 2014, the Fund held written options for hedging purposes.

For the six months ended June 30, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/13	– 0	–	$	– 0	–
Options written	40,600,000			313,679
Options expired	(400,000)			(80,000)
Options bought back	(39,900,000)			(98,679)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 6/30/14	300,000			$135,000

At June 30, 2014, the maximum loss for the written call options was unknown with a fair value of $12,146 expiring July 2014, as reflected in the Portfolio of Investments. In certain circumstances maximum loss amounts may be partially offset by upfront premium received upon entering into the contract.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2014, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

During the six months ended June 30, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2014, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $78,527,820, with net unrealized appreciation of $2,071,580, and terms of less than 33 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2014, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of June 30, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $3,949,568. The fair value of assets pledged as collateral by the Fund for such derivatives was $1,129,241. If a trigger event had occurred at June 30, 2014, for those derivatives in a net liability position, an amount of $2,820,327 would be required to be posted by the Fund.

At June 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$3,202,558	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,355,373		Unrealized depreciation on forward currency exchange contracts	4,523,495

Equity contracts	Investments in securities, at value	55,410

Equity contracts				Options written, at value	12,146

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	1,066,672	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	8,324,788	*

Credit contracts	Unrealized appreciation on credit default swaps	1,163,381		Unrealized depreciation on credit default swaps	717,875

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	$908,199	*

Total		$4,549,035			$16,780,862

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$ (28,634,490)	$(18,856,872)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,675,126)	(3,350,712)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(73,159)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(260,000)	(238,590)

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$86,391	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	80,000		122,854

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(133,734)		(7,258,116)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,142,036		(801,301)

Total		$(29,468,082)		$(30,382,737)

The following table represents the volume of the Fund’s derivative transactions during the six months ended June 30, 2014:

Futures:
Average original value of sale contracts	$978,456,487

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$83,795,834
Average principal amount of sale contracts	$179,763,009

Purchased Options:
Average monthly cost	$246,045	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$300,178,228

Credit Default Swaps:
Average notional amount of buy contracts	$12,230,000	(a)
Average notional amount of sale contracts	$24,768,636

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$31,644,000	(b)
Average notional amount of sale contracts	$49,179,377

(a)	Positions were open for five months during the period.

(b)	Positions were open for one month during the period.

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received		Net Amount of Derivatives Assets
Bank of America, NA	$199,229	$	– 0	–	$	– 0	–	$(129,229)		$70,000
Barclays Bank PLC	718,676		(149,320)			– 0	–	(569,356	)*	– 0	–
BNP Paribas SA	607,255		(15,449)			– 0	–	– 0	–	591,806
Citibank, NA	300,723		(300,025)			– 0	–	– 0	–	698
Exchange-Traded Citibank**	55,410		– 0	–		– 0	–	– 0	–	55,410
Credit Suisse International	151,321		(151,321)			– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	645,373		(8,433)			– 0	–	(612,027)		24,913
Morgan Stanley & Co., Inc.	27,009		– 0	–		– 0	–	– 0	–	27,009
Morgan Stanley Capital Services LLC	1,087,842		– 0	–		– 0	–	(1,087,842	)*	– 0	–
Standard Chartered Bank	308,742		– 0	–		– 0	–	– 0	–	308,742
State Street Bank & Trust Co.	22,766		– 0	–		– 0	–	– 0	–	22,766

Total	$4,124,346		$(624,548)		$	– 0	–	$(2,398,454)		$1,101,344

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$149,320	$(149,320)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	15,449	(15,449)			– 0	–		– 0	–		– 0	–
Citibank, NA	330,025	(300,025)			– 0	–		– 0	–		30,000
Credit Suisse International	1,777,967	(151,321)			– 0	–		– 0	–		1,626,646
Deutsche Bank AG	1,609,675	– 0	–		– 0	–		(1,129,241)			480,434
Goldman Sachs Bank USA	8,433	(8,433)			– 0	–		– 0	–		– 0	–
Exchange-Traded Morgan Stanely & Co., LLC**	503,415	– 0	–		(503,415)			– 0	–		– 0	–
Exchange-Traded New Edge USA, LLC**	984,219	– 0	–		– 0	–		– 0	–		984,219
UBS AG	683,945	– 0	–		– 0	–		– 0	–		683,945

Total	$6,062,448	$(624,548)			$(503,415)			$(1,129,241)			$3,805,244

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at June 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously

62	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2014, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended June 30, 2014, the average amount of reverse repurchase agreements outstanding was $1,065,099,700 and the daily weighted average interest rate was 0.08%. At June 30, 2014, The Fund had reverse repurchase agreements outstanding in the amount of $975,709,297 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of June 30, 2014:

Counterparty	RVP Liabilities Subject to MA	Assets Available for Offset			Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$14,698,866	$	– 0	–	$(14,698,866)	$	– 0	–
BNP Paribas	10,448,338		– 0	–	(10,421,026)		27,312
Credit Suisse Securities (USA) LLC	13,783,923		– 0	–	(13,752,045)		31,878
HSBC Bank USA	390,990,119		– 0	–	(390,990,119)		– 0	–
ING Bank NV	1,113,997		– 0	–	(1,111,976)		2,021
JPMorgan Chase Bank, NA	544,674,054		– 0	–	(544,674,054)		– 0	–

Total	$975,709,297	$	– 0	–	$(975,648,086)		$61,211

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN INCOME FUND •	63

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended June 30, 2014, the Fund had no commitments outstanding and did not receive commitment fees.

NOTE D

Common Stock

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Fund announced a share repurchase program for the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Fund stockholders by the repurchase of Fund shares at a discount to their net asset value. Such repurchases may moderate the discount at which the Fund’s shares currently trade. Repurchases will be made from time to

64	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

time when they are believed to be in the best interests of the Fund. During the six months ended June 30, 2014, the Fund had no share repurchases.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN INCOME FUND •	65

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment

66	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$103,758,100	$172,030,064
Net long-term capital gains	6,608,830	72,994,965

Total taxable distributions paid	$110,366,930	$245,025,029

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,223,070	)(a)
Unrealized appreciation/(depreciation)	2,065,080	(b)

Total accumulated earnings/(deficit)	$(13,157,990	)(c)

(a)	As of December 31, 2013, the Fund had a capital loss carryforward of $15,223,070.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax deferral of dividend income from real estate investment trust (REIT) securities.

ALLIANCEBERNSTEIN INCOME FUND •	67

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Fund had a net capital loss carryforward of $15,223,070 which may be carried forward for an indefinite period.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

68	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.13	$ 8.89	$ 8.93	$ 8.75	$ 8.37	$ 7.49

Income From Investment Operations
Net investment income(a)	.21	.40	.40	.44	.47	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	(.71)	.57	.31	.40	.89
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50	(.31)	.97	.75	.87	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.41)	(.48)	(.57)	(.49)	(.55)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.45)	(1.01)	(.57)	(.49)	(.55)

Net asset value, end of period	$ 8.42	$ 8.13	$ 8.89	$ 8.93	$ 8.75	$ 8.37

Market value, end of period	$ 7.52	$ 7.13	$ 8.10	$ 8.07	$ 7.93	$ 8.25

Discount, end of period	(10.69)%	(12.30)%	(8.89)%	(9.63)%	(9.37)%	(1.43)%
Total Return
Total investment return based on:(c)
Market value	8.45%	(6.50)%	13.08%	9.36%	2.10%	25.09%
Net asset value	6.50%	(2.86)%	12.15%	9.67%	11.04	%*	19.97%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,045	$1,976	$2,159	$2,168	$2,126	$2,033
Ratio to average net assets of:
Expenses(d)	.66	%^	.63%	.64%	.64%	.71%	.91%
Net investment income	5.11	%^	4.74%	4.34%	5.00%	5.40%	6.84%
Portfolio turnover rate	16%	107%	58%	67%	121%	153%

See footnote summary on page 70.

ALLIANCEBERNSTEIN INCOME FUND •	69

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense and TALF administration fee, if applicable are .61%, .57%, .55%, .58%, .60%, and .68%, respectively. These expense ratios exclude net interest expense on borrowings of .05%, .06%, .09%, .06%, .11%, and .22%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2010 by 0.15%.

^	Annualized.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	71

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Proof of Share Ownership Required in Connection with Requests for Submission of Open-Ending Proposals to Annual Meetings of Stockholders Pursuant to Charter

The Fund’s charter provides that the Fund is required to submit to its stockholders a proposal to open-end the Fund if (i) the Fund’s shares trade on the NYSE at an average discount of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, during the last 12 calendar weeks of any calendar year, and (ii) during such year the Fund receives written requests from the holders of at least 10% of the Fund’s outstanding shares that such open-ending proposal be submitted to the Fund’s stockholders. Under Maryland law, requests pursuant to this charter provision must be made by persons that are stockholders of record of the Fund on the date the proposal is submitted. However, if a stockholder submits a request pursuant to the charter provision and is not a record stockholder, the Fund will accept the request provided the stockholder submits, together with its request, proof that the stockholder is the beneficial owner of shares on the date of the request. The Fund may accept as proof a written statement verifying a stockholder’s beneficial ownership from the record holder of the Fund’s shares, such as, for shares held through The Depository Trust Company (“DTC”), a DTC participant that appears as the owner of such shares on DTC’s records. To the extent beneficially owned shares are held through a brokerage firm or other intermediary that is not a DTC participant or a direct record holder of the Fund’s shares, additional documentation demonstrating the chain of ownership to a DTC participant (or to a direct record holder) will be required to establish proof of beneficial ownership. This will normally require provision of two proof of ownership statements – one from the beneficial owner’s intermediary confirming ownership, and another from the DTC participant confirming such intermediary’s ownership. A list of DTC participants can be found at http://www.dtcc.com/client-center/dtc-directories.aspx.

72	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Income Fund, Inc. (“the Fund”) was held on March 27, 2014. A description of the proposals and number of shares voted at the Meeting are as follows:

1.	To elect three Directors for a term of three years and until his successor is duly elected and qualifies.

Class Two (term expires 2017)

	Voted For	Authority Withheld
Class Two (term expires 2017)
Common Shares:
William H. Foulk, Jr.	137,067,487	37,203,355
D. James Guzy	137,160,752	37,110,090
Robert M. Keith	137,476,737	36,794,106

2.	To eliminate the Fund’s fundamental investment policy to invest, under normal circumstances, at least 65% of its total assets in U.S. government securities and repurchase agreements relating to U.S. government securities:

Voted For	Against	Abstain
83,628,347	66,665,025	2,915,966

3.	To convert the Fund to an open-end investment company:

Voted For	Against	Abstain
72,276,802	77,494,632	3,437,904

ALLIANCEBERNSTEIN INCOME FUND •	73

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1) D. James Guzy(1)	Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 30, 2014, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

74	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	75

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

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Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

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Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

76	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0614

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 22, 2014